LEGG MASON GLOBAL ASSET MANAGEMENT TRUST

SUPPLEMENT DATED AUGUST 3, 2017

TO THE SUMMARY PROSPECTUS AND PROSPECTUS OF

MARTIN CURRIE EMERGING MARKETS FUND,

DATED FEBRUARY 1, 2017

Effective August 3, 2017, the manager has agreed to further reduce or limit certain of the fund’s expenses. Therefore, the following replaces the fee table and footnotes and expense example in the section of the fund’s Summary Prospectus and Prospectus titled “Fees and expenses of the fund”:

Shareholder fees
(fees paid directly from your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Maximum sales charge (load) imposed on purchases (as a % of offering price)	5.75[1,2]	5.75	None	None	None	None	None
Maximum deferred sales charge (load) (as a % of the lower of net asset value at purchase or redemption)[3]	None[4]	None[4]	1.00	None	None	None	None
Small account fee[5]	$15	$15	$15	None	None	None	None

Annual fund operating expenses (%)
(expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class A2	Class C	Class FI	Class R	Class I	Class IS
Management fees	0.85	0.85	0.85	0.85	0.85	0.85	0.85
Distribution and/or service (12b-1) fees	0.25	0.25	1.00	0.25	0.50	None	None
Other expenses	6.22[6]	6.42[6]	6.22[6]	6.40[7]	6.32[6]	6.66[7]	6.12[7]
Acquired fund fees and expenses	0.07	0.07	0.07	0.07	0.07	0.07	0.07
Total annual fund operating expenses[8]	7.39	7.59	8.14	7.57	7.74	7.58	7.04
Fees waived and/or expenses reimbursed[9]	(6.02)	(6.02)	(6.02)	(6.20)	(6.12)	(6.56)	(6.12)
Total annual fund operating expenses after waiving fees and/or reimbursing expenses[10]	1.37	1.57	2.12	1.37	1.62	1.02	0.92

[1]	The sales charge is waived for shareholders purchasing Class A shares through accounts where LMIS is the broker-dealer of record (“LMIS Accounts”).

[2]	Shareholders purchasing Class A shares through certain Service Agents or in certain types of accounts may be eligible for a waiver of the sales charge.

[3]	Maximum deferred sales charge (load) may be reduced over time.

[4]

You may buy Class A or Class A2 shares in amounts of $1,000,000 or more at net asset value (without an initial sales charge), but if you redeem those shares within 18 months of their purchase, you will pay a contingent deferred sales charge of 1.00%.

[5]

If your shares are held in a direct account and the value of your account is below $1,000 ($250 for retirement plans that are not employer-sponsored), the fund may charge you a fee of $3.75 per account that is determined and assessed quarterly (with an annual maximum of $15.00 per account). Direct accounts generally include accounts held in the name of the individual investor on the fund’s books and records.

[6]	“Other expenses” for Class A, A2, C, and R shares are estimated for the current fiscal year. Actual expenses may differ from estimates.

[7]	“Other expenses” have been restated to reflect current fees.

[8]

“Total annual fund operating expenses do not correlate with the ratios of expenses to average nets assets reported in the financial highlights contained in this Prospectus and in the fund’s shareholder reports, which reflect the fund’s operating expenses and do not include acquired fund fees and expenses.

[9]

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses), so that total annual fund operating expenses will not exceed, effective August 3, 2017, 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, total annual fund operating expenses for Class IS shares will not exceed total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements cannot be terminated prior to December 31, 2018 without the Board of Trustees’ (the “Board”) consent. The manager is permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limits described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

[10]	Total annual fund operating expenses after waiving fees and/or reimbursing expenses exceed the expense cap for each class as a result of acquired fund fees and expenses.

Example

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes:

•	You invest $10,000 in the fund for the time periods indicated

•	Your investment has a 5% return each year and the fund’s operating expenses remain the same

•	You reinvest all distributions and dividends without a sales charge

Although your actual costs may be higher or lower, based on these assumptions your costs would be:

Number of years you own your shares ($)
	1 year	3 years	5 years	10 years
Class A (with or without redemption at end of period)	706	2,115	3,457	6,543
Class A2 (with or without redemption at end of period)	726	2,167	3,535	6,658
Class C (with redemption at end of period)	315	1,837	3,359	6,767
Class C (without redemption at end of period)	215	1,837	3,359	6,767
Class FI (with or without redemption at end of period)	139	1,667	3,118	6,432
Class R (with or without redemption at end of period)	165	1,722	3,195	6,538
Class I (with or without redemption at end of period)	104	1,640	3,097	6,425
Class IS (with or without redemption at end of period)	94	1,529	2,907	6,113

Effective August 3, 2017, the section of the fund’s Prospectus titled “More on fund management – Expense limitation” is replaced with the following text:

The manager has agreed to waive fees and/or reimburse operating expenses (other than interest, brokerage commissions, dividend expense on short sales, taxes, extraordinary expenses and acquired fund fees and expenses) so that the ratio of total annual fund operating expenses will not exceed, effective August 3, 2017, 1.30%, 1.50%, 2.05%, 1.30%, 1.55%, 0.95% and 0.85% for Class A, A2, C, FI, R, I and IS shares, respectively, subject to recapture as described below. In addition, the ratio of total annual fund operating expenses for Class IS shares will not exceed the ratio of total annual fund operating expenses for Class I shares, subject to recapture as described below. These arrangements are expected to continue until December 31, 2018, may be terminated prior to that date by agreement of the manager and the Board, and may be terminated at any time after that date by the manager. These arrangements, however, may be modified by the manager to decrease total annual fund operating expenses at any time. The manager is also permitted to recapture amounts waived and/or reimbursed to a class within three years after the fiscal year in which the manager earned the fee or incurred the expense if the class’ total annual fund operating expenses have fallen to a level below the limit described above. In no case will the manager recapture any amount that would result, on any particular business day of the fund, in the class’ total annual fund operating expenses exceeding the applicable limits described above or any other lower limit then in effect.

Please retain this supplement for future reference.

MCXX395662

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